Exhibit 10.24.1

ADDENDUM TO THE LEASE AGREEMENT

THIS ADDENDUM (the “Addendum”) is entered into this 19th day of February, 2007, by and between Foundation Bariatric Real Estate of San Antonio, L.P., and Foundation Bariatric Hospital of San Antonio, L.L.C., f/k/a Foundation Bariatric Hospital of San Antonio, L.P. (collectively referred to as “the Parties”). The Parties hereby amend that Lease Agreement entered into in December of 2005 (the “Lease”) between the Parties, as follows:

Deleted from Schedule 4 of the Lease is the following:

“The Base Rent shall be $110,228.33 per month during the Initial Term of the Lease.”

Added, amended and replaced in Schedule 4 is the following:

“The Base Rent shall be $132,166.67 per month during the Initial Term of the Lease.”

All other terms of the Lease Agreement are hereby affirmed and shall remain effective.

IN WITNESS WHEREOF, the parties have executed this ADDENDUM as of the day and year above first written.

LESSOR:	FOUNDATION BARIATRIC REAL ESTATE OF SAN ANTONIO, L.P.

	By:	FOUNDATION WEIGHTWISE HOLDINGS, L.L.C., general partner

By:
Robert M. Byers, Manager

	By:	TYCHE ASSET MANAGEMENT, L.L.C., general partner

By:
Mike Horrell, Manager

LESSEE:	FOUNDATION BARIATRIC HOSPITAL OF SAN ANTONIO, L.L.C.

By:
Robert M. Byers, Manager